                        Zurich Scudder Investments, Inc.


                                 CODE OF ETHICS

                                 January 1, 2002

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


                                    CONTENTS


Preamble

Part 1: Conflicts of Interest

Part 2: Personal Investments
        -     Definitions
        -     Specific Rules and Regulations Applicable to Employees
        -     Specific Rules and Regulations Applicable to Access Persons
        -     Specific Rules and Regulations Applicable to Investment Personnel
        -     Specific Rules and Regulations Applicable to Portfolio Managers
        -     General
        -     Excessive Trading
        -     Sanctions

Part 3: Insider Trading
        -     Introduction
        -     General Guidelines
        -     Definitions

Part 4: Confidentiality

Part 5: Proprietary Rights of the Firm

Part 6: Gifts, Entertainment and Political Contributions
        -     Overview
        -     General Guidelines
        -     Reporting and Supervision

Part 7: Fiduciary and Corporate Activities
        -     Executorships

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


        -     Trusteeships
        -     Custodianships for Minors
        -     Directorships and Consultant Positions in Business Corporations
        -     Public and Charitable Positions
        -     Outside Activities
        -     New Employees
        -     Written Approval

Part 8: External Communications

Part 9: Reporting Apparent Violations

Part 10: Condition of Employment or Service


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


Form 1   Quarterly Personal Trading Report

Form 2   Personal Transaction Preclearance Form

Form 3   Special Transaction Preclearance Form

Form 4   Annual Acknowledgment of Obligations Under Code of Ethics

Form 5   Affiliated Persons Letter (407 Letter)

Form 6   Report of Gifts, Entertainment and Political Contributions

Form 7   Request for Approval of Fiduciary, Corporate or Other Outside Activity

Form 8   Annual Review of Personal Activities

Form 9   Personal Securities Holdings Form


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________



ZURICH SCUDDER INVESTMENTS, INC.
                                                     Effective Date: 1/1/02
                                                     Distribution:  General


ZURICH SCUDDER INVESTMENTS POLICY AND PROCEDURE



                                 CODE OF ETHICS

                                    PREAMBLE

WE WILL AT ALL TIMES CONDUCT OURSELVES WITH INTEGRITY AND DISTINCTION, PUTTING FIRST THE INTERESTS OF OUR CLIENTS.

From the time of our Firm's inception, we have looked on our obligations to our clients as fiduciary in nature. Our relationships were to be unencumbered in fact or appearance by conflicts of interest, and the needs of our clients thus represented a benchmark for assessing our own business decisions.

We believe and have always believed that our own long-term business interests are best served by strict adherence to these principles. They are reflected in the following internal policies and are implicit in the judgment that our responsibilities exceed in scope and depth the literal restrictions imposed by law on investor behavior (e.g., the prohibition on use of inside information.).

The rules set forth in this Code have been adopted by Zurich Scudder Investments, Inc. ("Zurich Scudder") and certain of its subsidiaries (the "Covered Companies"), including Scudder Investor Services, Inc. ("SIS"), Scudder Distributors, Inc. ("SDI"), Scudder Financial Services, Inc., Scudder Investments Service Company, Scudder Service Corporation, Scudder Trust


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


Company, Scudder Fund Accounting Corporation, and by Zurich Scudder -sponsored investment companies as their codes of ethics applicable to Zurich Scudder -affiliated personnel.

The Firm has an Ethics Committee that is empowered to administer, apply, interpret, and enforce the Code of Ethics. The Ethics Committee's responsibilities include issuing periodic revisions to the Code, granting exemptions, approving exceptions, and determining sanctions.


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________



PART 1: CONFLICTS OF INTEREST

This Code does not attempt to spell out all possible cases of conflicts of interest and we believe that members of the organization should be conscious that areas other than personal investment transactions may involve conflicts of interest. One such area would be accepting favors from brokers or other vendors or service providers. We are a natural object of cultivation by Firms wishing to do business with us and it is possible that this consideration could impair our objectivity.

A conflict of interest could also occur in securities which have a thin market or are being purchased or sold in volume by any client or clients. Likewise, the purchase of stocks or bonds in anticipation of (1) an upwards change to "Buy" in the price rating, (2) their being added to the Investment Universe with a "Buy" rating, or (3) their being purchased by a large account or group of accounts would clearly be in conflict with our clients' interest.

Other examples of such conflicts would include the purchase or sale of a security by a member of the organization prior to initiating a similar recommendation to a client. Analysts occupy a particularly visible position. It follows that analysts should be particularly careful to avoid the appearance of "jumping the gun" before recommending a change in the rating on one of the stocks for which he or she is responsible.

Accordingly, all personnel are required to adhere to the following rules governing their investment activities. These rules cannot cover all situations which may involve a possible conflict of interest. If an employee becomes aware of a personal interest that is, or might be, in conflict with the interest of a client, that person should disclose the potential conflict to the Legal Department for appropriate consideration, BEFORE any transaction is executed.

We are anxious to give every member of the Firm reasonable freedom with respect to his/her own and family's investment activities. Furthermore, we believe that we will be stronger and our product better if the members of the organization have a personal interest in investing and the courage of their convictions with respect to investment decisions. At the same time, in a profession such as ours, it is possible to abuse the trust which has been placed in us and there could be conflicts of interest between our clients and our personal investment activities. In many cases such conflicts might be somewhat theoretical. On the other hand, in a matter of


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


this nature we must be almost as careful of appearances as we are of the actual facts.

Our underlying philosophy has always been to avoid conflicts of interest wherever possible and, where they unavoidably occur, to resolve them in favor of the client. When a conflict does occur, an individual in an investment counsel organization must recognize that the client's interests supercede the interests of the Firm's employees and those of any members of the person's family whom he or she may advise. This condition inevitably places some restriction on freedom of investment for members of the organization and their families.

Quarterly Personal Securities Trading Reports are reviewed by designees of the Ethics Committee, who are responsible for determining whether violations have occurred, giving the person involved an opportunity to supply additional information, and recommending appropriate follow-up action including disciplinary measures for late reports or other infractions.


PART 2:  PERSONAL INVESTMENTS

DEFINITIONS

      (a) Access Person includes officers and directors of Zurich Scudder, SIS, SDI, and Zurich Scudder sponsored investment companies as well as employees of Covered Companies who have access to timely information relating to investment management activities, research and/or client portfolio holdings.

      (b) Affiliated person letter (407 letter) is a letter from the Legal Department on behalf of Zurich Scudder Investments, Inc. authorizing an employee to open a brokerage account and providing for the direction of duplicate trade confirmations and account statements to the Legal Department. All Access Persons must apply for an affiliated person letter for each personal account prior to making any trades in the account. Employees who are not deemed Access Persons can obtain an affiliated person letter on request, but such letter will NOT require the direction of


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


            duplicate trade confirmations and account statements.

      (c) Beneficial Interest. You will be considered to have a Beneficial Interest in any investment that is (whether directly or indirectly) held by you, or by others for your benefit (such as custodians, trustees, executors, etc.); held by you as a trustee for members of your immediate family (spouse, children, stepchildren, grandchildren, parents, stepparents, grandparents, siblings, parents-in-law, children-in-law, siblings-in-law); or held in the name of your spouse, or minor children (including custodians under the Uniform Gifts to Minors Act) OR ANY RELATIVE OF YOURS OR OF YOUR SPOUSE (INCLUDING AN ADULT CHILD) WHO IS SHARING YOUR HOME, whether or not you supervise such investments. You will also be considered to have a Beneficial Interest in any investment as to which you have a contract, understanding, relationship, agreement or other arrangement that gives you, or any person described above, a present or future direct or indirect benefit substantially equivalent to an ownership interest in that investment. For example, you would be considered to have a Beneficial Interest in the following:

            - an investment held by a trust of which you are the settlor, if you have the power to revoke the trust without obtaining the consent of all the beneficiaries;

            - an investment held by any partnership in which you are a partner;

            - an investment held by an investment club of which you are a member;

            - an investment held by a personal holding company controlled by you alone or jointly with others.

            If you have any question as to whether you have a Beneficial Interest in an investment, you should review it with the Legal Department.

            (d)       Covered Company is defined in the Preamble.

            (e)       Derivative includes options, futures contracts, options on futures contracts, swaps, caps and the like, where the underlying instrument is a Security, a securities index, a financial indicator, or a precious metal.

            (f)       Employees includes all employees of each of the Covered
                  Companies who


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


                  do not fall within the definition of Access Person, Investment Personnel or Portfolio Manager.

            (g)       Initial Public Offering shall include initial offerings in equities to the public.

            (h)       Investment Personnel are traders, analysts, and other
                  employees who work directly with Portfolio Managers in an assistant capacity, as well as those who in the course of their job regularly receive access to client trading activity (this would generally include members of the Investment Operations and Mutual Fund Accounting groups). As those responsible for providing information or advice to Portfolio Managers or otherwise helping to execute or implement the Portfolio Managers' recommendations, Investment Personnel occupy a comparably sensitive position, and thus additional rules outlined herein apply to such individuals.

            (i)       Personal Account means an account through which an
                  employee of a Covered Company has a Beneficial Interest in any Security or Derivative.

            (j)       Personal Transaction means an investment transaction in a
                  Security or Derivative in which an employee of a Covered Company has a Beneficial Interest.

            (k)       Portfolio Managers are those employees of a Covered
                  Company entrusted with the direct responsibility and authority to make investment decisions affecting a client. PIC Consultants are included in this definition. In their capacities as fiduciaries, Portfolio Managers occupy a more sensitive position than many members of the Zurich Scudder organization because they are originating transactions for their clients.

            (l)       Private Placement is defined as an offering of a security, which is being acquired in connection with an offering not being made to "the public" but to a limited number of investors and which has been deemed not to require registration with the SEC. All forms of Hedge Funds are included under this definition.

            (m)       Reportable Transaction includes any transaction in a
                  Security or Derivative; except such term does not include any transaction in (i) direct obligations of the U.S. Government,
                  (ii) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


                  repurchase agreements, or (iii) shares of open-end investment companies (mutual funds).

            (n)       Security includes without limitation stocks, bonds,
                  debentures, notes, bills and any interest commonly known as a security, and all rights or contracts to purchase or sell a security.

            (o)       Zurich Scudder Funds means each registered investment
                  company to which a Zurich Scudder affiliated Adviser renders advisory services.

            (p)       Waiver from preclearance exempts certain accounts from the preclearance requirements (provided, that no waiver shall be granted for Investment Personnel or Portfolio Managers from the prior approval requirements with respect to IPOs or private placements). An Access Person may apply for a certificate of waiver from preclearance under the following circumstances:

                  (i)       Account under the exclusive discretion of an access
                        person's spouse, where the spouse is employed by an investment firm where the spouse is subject to comparable preclearance requirements;

                  (ii)      The account is under the exclusive discretion of an
                        outside money manager; or

                  (iii)     Any other situation where a waiver of preclearance
                        is deemed appropriate by the Ethics Committee.

                  A certificate of waiver from preclearance is available at the discretion of the Ethics Committee. All accounts receiving a certificate of waiver from preclearance must still apply for a 407 letter. Transactions occurring in accounts which have obtained a waiver from preclearance are not exempt from the quarterly reporting requirement or annual personal securities holdings reporting requirement.


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


SPECIFIC RULES AND RESTRICTIONS APPLICABLE TO ALL EMPLOYEES, ACCESS PERSONS,
     INVESTMENT PERSONNEL AND PORTFOLIO MANAGERS


            (a) Every Employee must file by the seventh day of the month following the end of each calendar quarter a Quarterly Personal Trading Report for the immediately preceding quarter (Form 1: Quarterly Personal Securities Trading Report). Each report must set forth every Reportable Transaction for any Personal Account in which the Employee has any Beneficial Interest. This report must be filed electronically for those with access to the Firm's intranet.

                  In filing the reports for accounts within these rules please note:

                  (i) YOU MUST FILE A REPORT EVERY QUARTER WHETHER OR NOT THERE WERE ANY REPORTABLE TRANSACTIONS. For every Security listed on the report, all information called for in EACH column must be completed by all reporting individuals.

                  (ii) Reports must show sales, purchases, or other acquisitions or dispositions, including gifts, exercise of conversion rights and the exercise or sale of subscription rights.

                  (iii) Quarterly reports on family and other accounts that are fee-paying firm clients need merely list the Zurich Scudder account number under Item #1 of the report; these securities transactions do not have to be itemized.

                  (iv) Employees may not purchase securities issued as part of an initial public offering until three business days after the public offering date (i.e., the settlement date), and then only at the prevailing market price. In addition, employees may not participate in new issues of municipal bonds until a CUSIP number has been identified.

            (b) Employees are not permitted to serve on the boards of publicly traded companies


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


                  unless such service is approved in advance by the Ethics Committee or its designee on the basis that it would be consistent with the interests of the Firm. In the case of Investment Personnel and Portfolio Mangers service on the board of a public company must be consistent with the interests of the Fund with which such person is associated as well as the shareholders of such Fund, and the Investment Personnel/Portfolio Manager must be isolated from participating in investment decisions relating to that company. See Part 7: Fiduciary and Corporate Activities for further detail on the approval process.

            (c) For purposes of this Code, a prohibition or requirement applicable to any given person applies also to transactions in securities for any of that person's Personal Accounts, INCLUDING TRANSACTIONS EXECUTED BY THAT PERSON'S SPOUSE OR RELATIVES LIVING IN THAT PERSON'S HOUSEHOLD, unless such account is specifically exempted from such requirement by the Ethics Committee or its designee.

            (d) Employees may not purchase or sell securities which they are aware are on the Restricted List absent a special exception from the Legal Department. Employees may not disclose the identities of issuers on the Restricted List to others outside the Firm. Please See Part 3: Insider Trading.

            (e) Employees shall submit an Annual Acknowledgement of Obligations Under the Code of Ethics (Form 4). This report must be filed electronically for those with access to the Firm's intranet.

            (f) Employees shall submit an Annual Review of Personal Activities Form (Form 8). This report must be filed electronically for those with access to the Firm's intranet.


ADDITIONAL SPECIFIC RULES AND RESTRICTIONS APPLICABLE TO ALL ACCESS PERSONS

            (a) Access Persons are subject to each of the foregoing rules and restrictions.

            (b) Access Persons may not purchase or sell a Private Placement security or holding in a hedge fund without the prior written approval of the Ethics Committee or its


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

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PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


                  designee and, in the case of Portfolio Managers and research analysts, in each case the additional approval of their supervisor (see Form 3: Special Preclearance Form). Typically, such purchases will not be approved where any part of the offering is being acquired by a client.

            (c) All Access Persons must disclose promptly to the Ethics Committee or its designee the existence of any Personal Account and must direct their brokers to supply duplicate confirmations of all Reportable Transactions and copies of periodic statements for all such accounts to an individual designated by the Ethics Committee. (Use Form 5: Affiliated Persons Letter.) These confirmations will be used to check for conflicts of interest by comparing the information on the confirmations against the Firm's pre-clearance records and Quarterly Personal Securities Trading Report.

            (d) All Access Persons are required to "pre-clear" their personal transactions with the Ethics Committee's designee. (Use Form 2: Preclearance Form or Form 3: Special Preclearance Form.) If circumstances are such that the Firm lacks the ability to preclear a particular transaction, permission to execute that transaction will not be granted. Submissions for request of trade approval must be submitted no later than 3:30pm. If preclearance is granted, the Access Person has until the end of the day preclearance is granted to execute his or her trade. After such time the Access Person must obtain preclearance again. Prior approval is not required for transactions in Securities excepted from the definition of "Reportable Transaction." Similarly, prior approval is not required for acquisitions by gift in an account, or dispositions by gift to an account, in which the Access Person has no Beneficial Interest, the rounding out of fractional shares, the receipt of stock dividends or stock splits, and the exercise of options. (Prior approval is required for the sale of stock received as the result of the exercise of options.)

            (e) Access Persons may not purchase any Security where the investment rating is upgraded to "Neutral" or "Buy" (or any Security added to the Investment Universe with a "Neutral" or "Buy" rating until two weeks after the date of the rating change or addition.


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

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PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


            (f) Access Persons may not sell any Security where the investment rating is downgraded to "Neutral" or "Unattractive" until two weeks after the date of the rating change.

            (g) Access Persons may not purchase securities that are added to the PIC Universe until two weeks after the date of the addition.

            (h) In the event that an Access Person desires to trade less than $10,000 of a Security that has a market capitalization of at least $5 billion, pre-clearance will be granted absent special circumstances. (However, please note that even trades falling within this de minimus exception must be pre-cleared with the Ethics Committee or its designee.)

            (i) No Access Person will receive approval to execute a Securities transaction when any client has a pending "buy" or "sell" order in that same (or a related) Security until all such client orders are executed or withdrawn. Examples of related Securities include options, warrants, rights, convertible securities and American Depository Receipts, each of which is considered "related" to the Security into which it can be converted or exchanged.

            (j) Within 10 days of the commencement of employment (or within 10 days of obtaining Access Person status) all Access Persons must disclose, through use of a Form 9, all holdings of Securities and/or Derivatives in which they have a Beneficial Interest (and indicate which of those holdings are private placements). Holdings in direct obligations of the U.S. Government, shares of mutual (i.e., open-end) funds, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, need not be listed.

            (k) Access Persons are permitted to maintain Margin Accounts. Nonetheless, sales by Access Persons pursuant to margin calls must be precleared in accordance with standard preclearance procedures.


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


ADDITIONAL SPECIFIC RULES AND RESTRICTIONS APPLICABLE TO INVESTMENT PERSONNEL

            (a) Investment Personnel are subject to each of the foregoing rules and restrictions applicable to Employees and Access Persons.

            (b) Investment Personnel are prohibited from profiting from the buying and selling, or selling and buying, of the same (or related) Securities within a 60 calendar-day period.

            (c) Investment Personnel who hold a security offered in a Private Placement of an issuer whose securities are being considered for purchase by a client must disclose to their supervisor that preexisting interest where they are involved in the consideration of the investment by the client (using Form 3:
                  Special Transaction Preclearance Form). The client's purchase of such securities must be approved by the relevant supervisor.

            (d) Research analysts are required to obtain special preclearance (using Form 3: Special Transaction Preclearance Form) and approval from their supervisor prior to purchasing or selling a Security in an industry or country that he or she follows.

ADDITIONAL SPECIFIC RULES AND RESTRICTIONS APPLICABLE TO PORTFOLIO MANAGERS

            (a) Portfolio Managers are subject to each of the foregoing rules and restrictions applicable to Employees, Access Persons and Investment Personnel.

            (b) Fund Portfolio Managers may not buy or sell a Security within seven calendar days before and after a portfolio that he or she manages trades in that Security. If a Fund Portfolio Manager believes circumstances have changed such to warrant a trade by a client within 7 days following a trade in the same or related security in his or her own account (or an account he or she has a beneficial interest in), the Fund Portfolio Manager should approach an Ethics Committee member to discuss the change in circumstances. An exception to the above prohibition may in fact be warranted. The client's best interests must be assessed.

            (c) When a Portfolio Manager wants to sell from his or her Personal Account Securities held by his or her clients, the Portfolio Manager must receive prior


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


                  written approval from the Ethics Committee or its designee (using Form 3) before acting for the Personal Account. The Portfolio Manager must explain his or her reasons for selling the securities.

            (d) When a Portfolio Manager wants to purchase for a Personal Account a Security eligible for purchase by one of his or her clients, the Portfolio Manager must receive prior written approval from the Ethics Committee or its designee (using Form
                  3) before acting for the Personal Account. The Portfolio Manager must explain his or her reasons for purchasing the securities.

            (e) A Portfolio Manager may not engage in short sales other than "short sales against the box" for which both Regular and Special Preclearance are required.

GENERAL

            (a) Apart from these specific rules, purchases and sales should be arranged in such a way as to avoid any conflict with clients in order to implement the intent of this Code. Any attempt by an employee to do indirectly what this Code is meant to prohibit will be deemed a direct violation of the Code. If there is any doubt whether you may be in conflict with clients, particularly with respect to securities with thin markets, you should check before buying or selling with the Ethics Committee or its designee.

            (b) Hardship exceptions may be granted, in the sole discretion of the Ethics Committee or its designee, with respect to certain provisions of this Code in rare instances where unique circumstances exist.

            (c) The Ethics Committee or its designee, on behalf of the Firm, will report annually to each Zurich Scudder Fund's board of directors concerning material issues arising under Part 1-3,
                  Part 6, Part 9 and 10 of this Code, existing procedures and any material changes to those procedures as well as any instances requiring significant remedial action during the past year which relate to that Fund. Such report will be in writing and include any certification required by law.


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

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PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________

EXCESSIVE TRADING

The Firm believes that it is appropriate for its members to participate in the public securities markets as part of their overall personal investment programs. As in other areas, however, this should be done in a way that creates no potential conflicts with the interests of our clients or our Firm. Further, it is important that members recognize that otherwise appropriate trading, if excessive (measured in terms of frequency, complexity of trading programs or number of trades), or if conducted during work-time or using Firm resources, can give rise to conflicts of a different category such as by distracting time, focus, and energy from our efforts on behalf of our clients or by exceeding a reasonable standard of Firm accommodation of members' basic personal needs. Accordingly, personal trading rising to such dimension as to create this possibility is not consistent with the Code of Ethics, should be avoided, may be reported to supervisors, and may ultimately not be approved.

SANCTIONS

Violations of the Code will result in sanctions as determined by the Ethics Committee. Such sanctions may include reversal of trade and disgorgement of profits, fines, suspensions of trading privileges, additional supervision, and, in the case of the most serious violations or after a series of violations, termination of employment. Sanctions may be implemented either by the Ethics Committee or by appropriate managers in consultation with the Ethics Committee.

PART 3:  INSIDER TRADING

I.       INTRODUCTION

Zurich Scudder has traditionally stressed research in depth and avoided using or seeking "hot tips" or "material non-public information" (defined below) about securities as a basis for recommendations to our clients or for our own investment transactions. Various SEC rules, and Federal and State Laws prohibit the misuse of confidential non-public information. Accordingly, Zurich Scudder has developed a comprehensive insider trading policy which defines insider


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________

trading, as well as offers guidance on steps employees must take when they believe they are in possession of material non-public information. Violations of this policy can not only lead to job termination, but could expose both you and the Firm to criminal and civil liability.

Employees may not transact in a security while in possession of material, nonpublic information relating to the issuer of the security. This prohibition applies to trading on behalf of client accounts and personal accounts. In addition, employees may not convey material, nonpublic information about publicly traded issuers to others outside the company.

Employees must not disclose the identities of issuers on the Restricted List to others outside the Firm.

The company policy on Insider Trading is incorporated into this Code of Ethics by reference.

II.      GENERAL GUIDELINES

Employees may not transact in a security, on behalf of a client account or a personal account, while in possession of material, nonpublic information concerning the issuer of the security.

a. Employees who receive information which they believe may be material and nonpublic are required to contact Kevin Medina in the Legal Department immediately. In such circumstances, employees should not share the information with other employees, including supervisors. Employees may not share material, nonpublic information with others outside the Firm.

b. Employees may not purchase or sell securities on the Restricted List absent a special exception from the Legal Department. Employees may not disclose the identities of issuers on the Restricted List to others outside the Firm.

c. Employees may not solicit material, nonpublic information from officers, directors or employees of public issuers.

d. Employees may not knowingly transact in securities prior to trades made on behalf of

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________

      clients, or prior to the publication of research relating to the security.

e. Employees may not cause nonpublic information about a security to be passed across a firewall (defined below).

III.     DEFINITIONS

Material information is information that a reasonable investor would find relevant to making an investment decision. Any information which if announced to the public, would likely cause a change in the price of a security, is likely to be material.

The following types of information are likely to be material: earnings, mergers and acquisitions, dividends and special dividends, product developments, licenses, changes in management, major litigation or regulatory action, and/or actions by prominent investors.

Nonpublic information is information that has not been disclosed to the public. Information available in newspapers, magazines, radio, television, and/or news services is generally public information.

Restricted List is a document maintained by the Legal Department setting forth securities which employees may not buy and/or sell for personal and client accounts.

A firewall is a procedure designed to prevent the misuse of material, nonpublic information received by the Firm in the course of its business. Employees with questions concerning firewall procedures and their applicability should contact the Legal Department for further guidance. The company policy on Firewall Procedures is incorporated into the Code of Ethics by reference.

PART 4:  CONFIDENTIALITY

Our obligation as fiduciaries to act at all times in our clients' best interests requires that we share information concerning our clients -- including particularly information concerning their identities, holdings and account transactions -- with those outside the Firm only on a "need to know" basis. Accordingly, no member of the organization may discuss with, or otherwise inform

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________

others of, the identity of any client, or any actual or contemplated transaction for the account of a client, except in the performance of employment duties or in an official capacity and then only for the benefit of the client, and in no event for a direct or indirect personal benefit.

PART 5:  PROPRIETARY RIGHTS OF THE FIRM

Three key elements - our clients, our employees, and the proprietary knowledge we have created through our collective efforts over the years - are central to the Firm's value. The information that relates to our activities is owned solely by the Firm, and we undertake extensive measures to ensure the confidentiality and integrity of this information, which is proprietary to the Firm.

Moreover, because we act as fiduciaries for our clients, all of us are subject to special ethical, regulatory, legal and professional duties and considerations, not all of which are specifically addressed below, but which are made known to you throughout the term of your employment. In addition to these fundamental considerations, the Firm requires that you, as an employee, acknowledge and abide by the terms and conditions set forth below:

A.    Non-Disclosure of Confidential, Non-Public and/or Proprietary Information

      Unless authorized in writing by the Firm, you shall not, during or at any time after your employment with the Firm, disclose to others, use, copy or remove any confidential, non-public or proprietary information concerning the Firm, its clients or its third-party suppliers ("Confidential Information"), except as required in the conduct of the Firm's business.

      Confidential Information includes, but is not limited to, the following:

      - names, addresses, telephone numbers or other identifying information and other client contact and correspondence information;

      - records and files of our clients' accounts, including the computer database;

      -     account operational procedures and instructions;

      - asset listings for clients and prospects, including cost prices, dates of acquisition and the like;

      - all Firm research memoranda, procedures and files, including drafts thereof, as well as

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

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PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________

            procedures, notes or tapes of research interviews, discussions, annual reports and company releases, brokers' reports, outside consultants' reports and any other material pertaining to investments;

      - all operating memoranda such as Standard Policy and Procedures memoranda, operations manuals, procedures and memoranda, and compliance checklists;

      - all computer software programs, databases and related documentation pertaining to account or research operations;

      - presentation materials (including drafts, memoranda and other materials related thereto) prepared for marketing purposes or client meetings;

      - all information pertaining to investment counsel and fund prospects, including lists and contact logs;

      - account performance data for any accounts which have been or are under the supervision of the Firm;

      - internal analyses, management information reports and worksheets such as marketing and business plans, profit margin studies and compensation reviews;

      - all information pertaining to potential investments, dispositions or other transactions by or on behalf of clients or the Firm; and

      -     financial models, discoveries and inventions and the like.

      These restrictions apply to all Confidential Information that you obtain in connection with your employment, whether or not developed by you or others in the Firm or obtained by the Firm from third parties, and whether or not any of the information was identified as secret or confidential.

B.    Non-Solicitation of the Firm's Clients and Employees

      In order to protect Confidential Information (as defined above) obtained during your employment, and to protect the Firm's relationship with Firm Clients (as defined below), you agree that during the term of your employment and for twelve months thereafter, you will not:

      (i) directly or indirectly solicit or facilitate obtaining business from any Firm Client, or participate in any discussions relating to the obtaining of business from any Firm Client, in any case other than for Zurich Scudder during your employment,

      (ii) induce or attempt to induce any Firm Client to reduce or terminate its business with the Firm,

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

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PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________

or

      (iii) solicit or encourage any employee to leave the Firm.

      A "Firm Client" is any person, Firm or entity (a) that was a client of the Firm, or that the Firm has solicited or with which the Firm has had active discussions concerning potential business, at any time during the twelve months preceding the termination of your employment, and (b) with which you or your business unit had any involvement or contact.

C.    Inventions, Discoveries, Writings and other Proprietary Information

      You acknowledge that the Firm shall own all right, title and interest (including patent rights, copyrights, trade secret rights and other rights throughout the world) in any inventions, works of authorship, ideas or information made or conceived or reduced to practice, in whole or in part, by you (either alone or with others) during your employment with the Firm (collectively, "Developments"). However, the term "Developments" does not include inventions, works of authorship, ideas or information for which no equipment, supplies, facilities or trade secret information of the Firm was used, which were developed entirely on your time, and (i) which do not relate to the business of the Firm or to the Firm's actual or demonstrably anticipated research or development, (ii) which do not result from any work performed by you for the Firm, or (iii) for California employees, which qualifies fully under the provisions of California Labor Code Section 2870.

      You will promptly and fully disclose to the Firm any and all Developments. You hereby assign to the Firm all rights, title and interest in and to any and all Developments. You shall assist the Firm to evidence, record and perfect these assignments, and to perfect, obtain, maintain, enforce, and defend any rights to Developments, without further charge during your employment. After termination of employment, we will compensate you for this assistance on an hourly basis at the base salary rate (excluding any bonuses, deferred compensation or other benefits) you had during your last year of employment.

      You irrevocably appoint the Firm and its agents as attorneys-in-fact, to act for and on your behalf, to execute and file any document, and to do all other lawfully permitted acts to protect our rights to Developments, with the same legal force and effect as if executed by you. In addition, you acknowledge that all original works of authorship made by you (solely or jointly with others) within the scope of employment and which are protectable by copyright are "works made for hire," as that term is defined in

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

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PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________

the United States Copyright Act (17 USCA, Section 101).

D.    Return of Documents

      You acknowledge that all originals and copies of all lists, materials, catalogs, binders, client lists and other client information, supplier lists, financial information, and other records or documents containing Confidential Information prepared by you or coming into your possession in connection with your employment are and shall remain the property of the Firm. Within three business days of termination of your employment, you will (i) return to the Firm any of the above items that are within your custody or control, and (ii) delete all Confidential Information from any computer or electronic storage device medium owned by you.

E.    Enforcement

You acknowledge that:

      (a) the Firm may enforce the rights set forth above pursuant to appropriate judicial proceedings, or that, alternatively, the Firm, in its discretion, may initiate proceedings before the American Arbitration Association in New York, New York, in order to resolve any controversy or claim it may have arising out of this policy or any breach of this policy;

(b) judgment on an award entered by the arbitrator may be entered in any court having jurisdiction; and

(c) an application to a court for temporary or preliminary or interim relief shall not be considered incompatible with or in derogation of the Firm's right to compel arbitration.

To the extent the provisions of this policy are governed by state law, you agree that the laws of the State of New York, without regard to New York's principles of conflicts of laws, shall govern.

The invalidity or unenforceability of any provision of this policy shall not affect the validity or enforceability of any other provision of this policy. If any provision of this policy shall be held invalid or unenforceable in part, the remaining portion of that provision, together with all other provisions of this policy, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

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PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________

PART 6:  GIFTS, ENTERTAINMENT AND POLITICAL CONTRIBUTIONS

I.    OVERVIEW

      (a) It is appropriate for employees to maintain friendly but professional relationships with persons with whom Zurich Scudder conducts its business. These business counterparts may include persons who are associated with Zurich Scudder's vendors, contractors, providers of service, Zurich Scudder clients, and members of the investment community. It is appropriate for employees to give and/or receive gifts, business meals and/or entertainment from such business counterparts, provided that they are not excessive in value or frequency. The good judgment of our employees and their supervisors is of paramount importance in ensuring compliance with this provision.

      (b) Gifts given by Zurich Scudder employees to government officials may create the appearance of serious impropriety. Should you have any questions whether a gift you contemplate may cause such an appearance please consult, in advance, with the Legal Department.

      (c) No employee is permitted to make political contributions to governmental entities in connection with obtaining or maintaining advisory contracts. Employees will be asked to certify that they have not made such political contributions on the Annual Acknowledgment of Obligations Under Code of Ethics (Form 4).

II.      GENERAL GUIDELINES

      (a) Employees may not accept gifts that are excessive in value or frequency.

      (b) The following types of transactions should be approved by a supervisor using Form 6 (The Zurich Scudder Gift Form; See Section
            III):

            i.    Gifts valued in excess of $100;

            ii.   Business meals valued in excess of $200; and

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

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PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________

            iii.  Entertainment valued in excess of $300.

      (c) Invitations which involve the payment of substantial expenses generally should be avoided. Under most circumstances lodging and transportation charges should be considered the obligation of Zurich Scudder.

      (d) The frequency of invitations should also be taken into account, especially entertainment. Employees generally should not accept more than three invitations a year from any single individual, group or organization, subject to approval from a supervisor.

      (e) When analysts and product leaders accept broker invitations to research and investment meetings, an effort should be made to use firms on our "Approved List" or those which are bona fide candidates for the list. It is not good business practice to accept assistance and invitations from firms with which we are not likely to do business.

      (f) Employees may not accept gifts of cash, absent advance approval by the Ethics Committee which may be granted in extenuating circumstances. Employees may not accept gifts of favorable rates on financial transactions such as loans or brokerage commissions.

III.  REPORTING AND SUPERVISION

As described above, gifts valued at over $100 and the other items outlined in II(b) hereof, must be approved by a supervisor. The supervisor must have a corporate title of Managing Director or Senior Vice President, and must be in the same department as the employee receiving the gift. The Zurich Scudder Gift Form (Form 6) must be completed within ten days of receipt of the gift. Completed gift forms should be sent to Chelsa Cruz, at 345 Park Avenue, NY, NY 10154. In addition, gifts subject to Form 6 must be reported on the Quarterly Personal Securities Trading Report.

IV.   NON-CASH COMPENSATION

Employees, Registered Representatives and Associated Persons of Zurich Scudder's broker

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________

dealer affiliates must also comply with National Association of Securities Dealers, Inc. (NASD(R)) Rules governing the payment of Non-Cash Compensation. Non-Cash Compensation encompasses any form of compensation received in connection with the sale and distribution of variable contracts and investment company securities that is not cash compensation, including, but not limited to, merchandise, gifts and prizes, travel expenses, meals, and lodging. For more information on the policy go to intra.scudder.com/glcomp/sales/noncash.asp.

PART 7:  FIDUCIARY AND CORPORATE ACTIVITIES

In many fiduciary and corporate activities, members of the organization are, or will become, engaged in responsible duties involving the expenditure of time and the application of information and experience which properly belong to the firm or are derived from the Zurich Scudder relationship. With certain exceptions referred to below, any compensation or profits from these activities are, accordingly, considered to be Zurich Scudder's income.

The Ethics Committee must give WRITTEN approval to all existing or prospective relationships and activities as described below, and no new relationship should be initiated without prior written authorization on Form 7: Request For Approval of Fiduciary, Corporate or Other Outside Activity. In those instances when approval of a prospective fiduciary relationship, e.g., executor or trustee, has been given and the individual subsequently is in a position to qualify and act in the fiduciary capacity, that person is required to reapply for approval if the character of the activity changes. The same procedures should be followed as those for the approval of any fiduciary activity except that reference should be made to the earlier obtained approval under "Salient Facts" on the approval form.

EXECUTORSHIPS

The duties of an executor are often arduous, time consuming and, to a considerable extent, foreign to our business. As a general rule, Zurich Scudder wishes to discourage acceptance of executorships by members of the organization. However, business considerations or family relationships may make it desirable to accept executorships under certain wills. In all cases (other than when acting as Executor for one's own spouse, or parent or spouse's parent), it is necessary for the individual to have the written authorization of the firm to act as an executor.

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


All such existing or prospective relationships should be reported in writing.

When members of the organization accept executorships under clients' wills, the organization has consistently held to the belief that these individuals are acting for Zurich Scudder and that fees received for executors' services rendered while associated with the firm are exclusively Zurich Scudder income. In such instances, the firm will indemnify the individual, and the individual will be required at the time of qualifying as executor to make a written assignment to the firm of any executor's fees due under such executorship. Copies of this assignment and Zurich Scudder's authorization to act as executor are to be filed in the client's file.

Generally speaking, it is not desirable for members of the organization to accept executorships under the wills of persons other than a client, a spouse, or a parent. Authorization may be given in other situations assuming that arrangements for the anticipated workload can be made without undue interference with the individual's responsibilities to Zurich Scudder. (For example, this may require the employment of an agent to handle the large amount of detail which is usually involved.) In such a case, the Firm would expect the individual to retain the commission. There may be other exceptions which will be determined based upon the facts of each case.

TRUSTEESHIPS

It is often desirable for members of the organization to act individually as trustees for clients' trusts. Such relationships are not inconsistent with the nature of our business. As a general rule, Zurich Scudder does not accept trustee's commissions where it acts as investment counsel. As in the case of most executorships, all trusteeships must have the written approval of the Firm.

It is our standard practice to indemnify those individuals who act as trustees for clients' trusts at the request of the Firm. In this connection, the individual member of the organization acting as a trustee will be asked to agree not to claim or accept trustee's commissions for acting. This applies to trusts which employ Zurich Scudder as investment counsel or those which are invested in one or more of the Funds administered by Zurich Scudder.

It is recognized that individuals may be asked to serve as trustees of trusts which do not employ


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


Zurich Scudder. The Firm will normally authorize individuals to act as trustees for trusts of their immediate family. Other non-client trusteeships can conflict with our clients' interests so that acceptance of such trusteeships will be authorized only in unusual circumstances.

CUSTODIANSHIPS AND POWERS OF ATTORNEY

It is expected that most custodianships will be for minors of an individual's immediate family. These will be considered as automatically authorized and do not require written approval of the Firm. However, the written approval of Zurich Scudder is required for all other custodianships.

Entrustment with a Power of Attorney to execute Securities transactions on behalf of another requires written approval of the Firm. Authorization will only be granted if Zurich Scudder believes such role will not be unduly time consuming or create conflicts of interest.

DIRECTORSHIPS AND CONSULTANT POSITIONS IN BUSINESS CORPORATIONS

Occasionally, members of the organization are asked to serve as directors or consultants in business organizations. As a general policy, Zurich Scudder considers it inadvisable for such individuals to serve in these capacities. No such position may be accepted without the prior written authorization of the Ethics Committee or its designee. In the exceptional instances where such authorization is granted, the fees or other income resulting from such a relationship are to be turned over to Zurich Scudder (unless the firm decides otherwise) to compensate it for the resources made available. Zurich Scudder reserves the right to require that any member of the organization relinquish any outside business connection when it believes that such connection is unduly time consuming or conflicts with the interests of the Firm or its clients.

PUBLIC AND CHARITABLE POSITIONS

Zurich Scudder has consistently encouraged members of the organization to take part in community activities and to take an active role in public and charitable organizations. The firm expects that when accepting such duties, members of the organization will consider possible conflicts of interest with our business as well as the demands that such positions make upon their time. Several examples of possible conflicts might be helpful.

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


When agreeing to serve in a public or charitable position, a member of the organization should clarify in advance in writing that he or she will not provide free continuous investment advice and management. This should be made particularly clear where Investment Committee responsibilities are considered. Serving without compensation on the Investment Committee of a charity which might appropriately employ Zurich Scudder would ordinarily not be in our best interest and prior written approval is required.

Another example of a possible conflict which should be avoided arises when a charity is involved in fund raising. Our work gives us access to detailed knowledge of each client's capacity to contribute and is compounded by the close relationship which should exist between consultant and client. For any member of the organization in the course of a charitable solicitation to take advantage of this confidential relationship -- or even to seem to do so -- would be unprofessional. Even under the best circumstances, the solicitation of a client by a member of the organization is awkward and discouraged. Members of the organization should also make it clear in writing to the public or charitable organization that they will not participate in any search or selection process for a future investment adviser. It is expected that the participation of a member of the Zurich Scudder organization in a charitable organization will not preclude the firm from being a candidate for employment as investment counsel to that organization.

OUTSIDE ACTIVITIES

The foregoing does not cover all situations in which a member of the organization may be in a position to realize financial gain which should be treated as belonging to Zurich Scudder. It is expected that opportunities for substantial compensation or profit from sources outside of the firm may, for example, be offered to a member of the organization by reason of his association with the firm or because of his investment and financial skill or experience. Zurich Scudder reserves the right to decide if such compensation or profit should be accepted and, if accepted, whether or not it should be turned over to Zurich Scudder. All such cases must be reported promptly in writing for Ethics Committee review and before they are operative.

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


NEW EMPLOYEES

It is desirable that any fiduciary or corporate activities of a prospective employee be reviewed by Zurich Scudder prior to the conclusion of arrangements for employment. However, if such activities have not been reported prior to employment, they should be reported in writing as promptly as possible thereafter. It is recognized that there may be justification for treating such activities which ante-date the individual's association with the firm on a different basis than might otherwise apply. However, Zurich Scudder reserves the right to make what it considers an appropriate determination in each case. It also reserves the right to require that any employee give up any fiduciary or corporate activity which it finds in conflict with the best interests of the firm or any of its clients.

WRITTEN APPROVAL

Where written approval is required, Form 7 should be filed with the Ethics Committee or its designee. A separate form should be filed for each trust, executorship and the like. Note that once an activity has been approved, no additional requests for approval need be filed unless the character of the activity changes.

PART 8:  EXTERNAL COMMUNICATIONS

In our sales, marketing, client reporting and corporate communications activities, the Firm's products, services, capabilities, and past and potential accomplishments must be presented fairly, accurately and clearly. All marketing materials must be reviewed by the Global Compliance Group. All press interviews must be cleared in advance by Public Relations. Reports to clients, including client account valuation and performance data, must be fair.

PART 9:  REPORTING APPARENT VIOLATIONS

Zurich Scudder believes that maintaining a strong compliance culture is in the best interest of the firm and its clients, in that it helps both to maintain client and employee confidence, and to avoid the costs (both reputational and monetary) associated with compliance violations. While

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


reducing compliance violations to a minimum is our goal, realistically speaking, violations may occur from time to time in an organization as large as ours. When violations occur, it is important that they be dealt with immediately by the appropriate members of the organization. We encourage all Zurich Scudder employees to report apparent compliance violations to the Director of Global Compliance. Violations that go unreported have the potential to cause far more damage than violations that are taken care of immediately upon discovery.

It is extremely important that apparent compliance violations be reported through the appropriate channels. The Legal Department should be contacted in all cases except cases involving potential violations of Human Resources policies, which should be reported directly to Human Resources. While resolving apparent compliance violations should virtually always involve the management of the business unit involved, it is not necessarily appropriate (nor is it required) that an employee report apparent violations to his or her manager, as well as to the Legal Department.

Reports of apparent compliance violations will be treated confidentially to the fullest extent possible. In no event will the firm tolerate retaliation against persons who report apparent compliance violations. We realize that employees may lack the training to distinguish actual from apparent compliance violations, and accordingly, the fact that a reported incident proves, after investigation, not to have involved a compliance violation will not result in any sanction against the reporter, provided that the report was made in good faith.

PART 10:  CONDITION OF EMPLOYMENT OR SERVICE

Compliance with the Code of Ethics is a condition of employment or continued affiliation with a Covered Company, and conduct not in accordance with the Code of Ethics shall constitute grounds for actions including termination of employment or removal from office.

Employees must certify annually that they have read and complied with the provisions of this Code of Ethics and that they have disclosed or reported all personal transactions and accounts/holdings it requires to be disclosed or reported. (See Form 4: Annual Acknowledgement of Obligations Under Code of Ethics). In addition, each year every member of the organization is required to file with the Legal Department a complete list of all fiduciary, corporate, and other relationships of the nature described in Part 7 above. The report is titled

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

PERSONAL SECURITIES HOLDINGS REPORT / FORM #9
                                           DECEMBER 15, 2000
RETURN TO: GLORY EKPE - NY

Employee Name___________________________  Dept. Name & Number___________________
                      (print)                                        (print)

Employee Number ________________________


Form 8: Annual Review of Personal Activities and is attached to this memorandum.

THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ] I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                                                              SIGNATURE
____________________________  DATE _____________________

SAMPLE

CONFIDENTIAL - COMPLETE FORM ON ZURICH SCUDDER INTRANET BY 7TH DAY OF START OF SUBSEQUENT QUARTER


                                                         FORM 1-1/1/02

                  QUARTERLY PERSONAL SECURITIES TRADING REPORT

                  _____________________________________, 20___
                                     Quarter

Check one:
[ ] Employee  [ ] Access Person  [ ] Investment Personnel  [ ] Portfolio Manager

________________________     ____________     _______________  _________________
      Name                      Office          Employee No.       Extension

This form must be filed quarterly, whether or not you have had any transactions, by the 7th day of the start of the subsequent quarter and must cover all Personal Accounts in which you have a direct or indirect Beneficial Interest. These would include any accounts, including those of clients, in which you have a "BENEFICIAL INTEREST," including those of your spouse and relatives living in your household (unless you obtain written permission from the Ethics Committee or its designee to exclude these accounts), and all non-client accounts over which you act in an advisory capacity. Refer to Code of Ethics for a full explanation of reporting requirements.

Please answer all three questions. If it is not applicable write N/A.

1. Zurich Scudder client account numbers in which I have a "Beneficial Interest"(only report PIC accounts here):

PIC ACCOUNT NUMBER                ACCOUNT NAME                    PIC CONSULTANT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2. I (had) (had no) REPORTABLE TRANSACTIONS* during the above quarter. (List all Reportable Transactions on the reverse.) If any such purchases or sales were transacted without obtaining preclearance, so indicate under Name of Account on the reverse.

3. I (received) (did not receive) any gifts or entertainment from brokers, dealers, investment bankers, vendors or other service providers during the above quarter with a value in excess of $100; if any such gifts or entertainment (as defined in Code of Ethics, Part 6) were received, complete and attach Form 6.

                                             ___________________________________
                                                          Signature


*REPORTABLE TRANSACTIONS are all transactions, regardless of size, in Securities or Derivatives (including futures & options), except transactions in (a) direct obligations of the U.S. Government, (b)bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, (c) shares of registered open-end investment companies (mutual funds), and (d) transactions in clients' accounts listed under #1 above. Non-volitional transactions are not required to be reported. The following types of trades will be deemed non-volitional: stock split, automatic tender offer, stock gained from mergers or spin-off companies, dividends received in shares, demutualizations, trust distributions and dividend reinvestment plans.

SALES

------------------------------------------------------------------------------------------------------------------------------------
  Security   Units   Ticker/   Issuer/    Trade   Price   Principal      Broker/       Acct #   Interest   Maturity   Gift/Waiver/
    Type              Cusip    Company    Date              Amount    Dealer/Bank(3)             Rate(1)    Date(1)   AIP/NBI(2)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

PURCHASES

------------------------------------------------------------------------------------------------------------------------------------
  Security   Units   Ticker/   Issuer/    Trade   Price   Principal      Broker/       Acct #   Interest   Maturity   Gift/Waiver/
    Type              Cusip    Company    Date              Amount    Dealer/Bank(3)             Rate(1)    Date(1)   AIP/NBI(2)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

DID YOU ESTABLISH ANY BROKERAGE ACCOUNTS THIS QUARTER? IF SO INSERT THE FOLLOWING INFORMATION BELOW:

NAME OF BROKERAGE FIRM
                       ---------------------------------------------------------
ACCOUNT NUMBER
               -----------------------------------------------------------------

DATE ACCOUNT WAS OPENED
                        --------------------------------------------------------

FOOTNOTES (Use additional forms if necessary to report all transactions.)
(1) For Fixed Income securities only.
(2) Indicate here if transaction is a Gift, Waiver, Automatic Investment Plan, or No Beneficial Interest (you do not have any direct or indirect beneficial ownership in such transactions).
(3) If you have made a direct issuer trade (i.e. traded directly with the company) enter N/A in this column

SAMPLE

                                                                 FORM 2 - 1/1/02


                        PERSONAL TRANSACTION PRECLEARANCE

TO: Preclearance Officer/Fax Number (212) 486-9281


FROM:   _________________________  __________________  ____________  ___________
        Applicant's Name           Employee Number     Office        Extension

I.    DESCRIPTION OF PROPOSED TRANSACTION

I WISH TO: [ ] BUY [ ] SELL the following: [ ] Common Stock [ ] Fixed Income
           [ ] Option [ ] Other (specify):________

________________________     _______   ______________   __________________   _____________________
Issuer/Company Name           Units    Expected Price      Ticker/CUSIP       Option/Fixed Income
                                       (in US dollars)  (underlying Ticker       Description
                                                           for Options)

THIS TRANSACTION IS FOR:
[ ] My Own Account                           [ ] An account of which the
                                             investment is attributed to me (See
                                             Code Part 2: Definitions) (e.g.,
                                             spouse, trust for which I am
                                             trustee)


________________________                                ________________________
Account Number                                          Account Number

II.   CERTIFICATIONS

A. By signing this form, I certify that the information stated above is accurate and the following statements are true:

      - The security identified above is not part of an IPO (initial public offering), nor has the issuer completed an IPO within the past three business days (this statement applies to proposed purchases only).

      - To the best of my knowledge, the security identified above has not been upgraded to a Neutral or a Buy rating, nor added to the Scudder Investment Universe with a Neutral or Buy rating, within the past two weeks (this statement applies to proposed purchases only).

      - To the best of my knowledge, the security identified above has not been downgraded to a Neutral or an Unattractive rating within the past two weeks (this statement applies to proposed sales only).

      - To the best of my knowledge, the security identified above has not been added to the PIC Universe within the past two weeks (this statement applies to proposed purchases only).

      - I believe that this transaction is not in conflict with the interests of any client, unless otherwise described in the attached Special Transaction Preclearance Form.

B. If I am in the Investment Personnel or Portfolio Manager category (as defined in the Code of Ethics), I certify that the statements in Part II A and the following statements are true:

      - I have not, for my own account or for any account the investments of which are attributed to me, entered into any transaction within the past sixty (60) days in the security identified above or a related security (within the meaning of the Code) which, together with the proposed transaction, would result in a profit prohibited under the Code.

      - Unless otherwise explained in the attached Special Transaction Preclearance Form, I do not believe this

            (i) security is appropriate for inclusion in, or sale by, the portfolio of any client account that I manage.

            (ii) is a security in an industry (or, for country analysts, a country) which I follow in my capacity as a research analyst.

C. If I am a Portfolio Manager (as defined in the Code of Ethics) for one or more registered investment companies, I certify that the statements in
      Part II A and B and the following statement are true:

      - No registered investment company of which I am a Portfolio Manager has executed a transaction in the security identified above within the past seven days.

      - I have determined (by checking with the Lead Portfolio Manager, if other than myself) that no registered investment company of which I am a Portfolio Manager intends to place a transaction in the security identified above within the next seven days.

III.  SPECIAL TRANSACTIONS:   CHECK ONE OF THE FOLLOWING:

[ ]   The proposed transaction does not involve:

(a) the sale of a security for my own account or an account attributable to me which is currently held in the portfolio of a client account that I manage,

(b) the purchase for my account or an account attributable to me of a security which is eligible for purchase by a client account which I manage,

(c)   a private placement transaction,

(d)   a transaction in a hedge fund,

(e) the purchase or sale for my account or an account attributable to me of a security in an industry (or for country analysts, a country) which I follow in my capacity as research analyst.

[ ] The proposed transaction involves a "special transaction", and I have attached a completed Special Transaction Preclearance Form. I understand that special transactions are prohibited unless specifically approved as provided in the Code of Ethics.



                                                  ______________________________
                                                           Signature

IV.   APPROVAL

The proposed transaction described above is [ ] Approved [ ] Disapproved


__________________________________________       _______________________________
Date and Time of Approval                        Reviewer

SAMPLE                                                             FORM 3-1/1/02

                      SPECIAL TRANSACTION PRECLEARANCE FORM

TO: Preclearance Officer/Fax (212) 486-9281 (This form must be submitted along with Form 2)


FROM: _____________________   __________________   _____________   _____________
      Applicant's Name        Employee Number      Extension       Office

Date Submitted:  _________________

I.    Description of Proposed Transaction

                [ ] buy
1.    I wish to [ ] sell the following:

_________________________    ___________________________    ____________________
Issuer (company name)        Security description/type      Ticker Symbol/CUSIP

__________________           _________________________________
Units                        Expected price (in US Dollars)

2.    This transaction is for:

[ ]   My Own Account         [ ]  An account of which the investment is
                                  attributed to me (See Code Part 2:
                                  Definitions) (e.g., spouse, trust for which I am trustee)


_____________________________                      _____________________________
Account Number                                            Account Number

3.    This transaction involves (check all that apply):

      [ ]   a private placement
      [ ]   a hedge fund/a fund of hedge funds
      [ ]   the purchase for my own account (or an account attributed to
            me) of a security which is eligible for purchase by a client account which I manage.
      [ ]   the sale by me for my own account (or an account attributed to me)
            of securities which are currently held in client accounts which I manage.
      [ ]   the purchase by me for my own account (or an account attributed to
            me) of a security in an industry (or, for country analysts, a country) which I follow in my capacity as a research analyst.
      [ ]   the sale by me for my own account (or an account attributed to me)
            of a security in an industry (or, for country analysts, a country)
            which I follow in my capacity as a research analyst.
      [ ]   a "short sale against the box" and I am a Portfolio Manager.

      [ ]   other (describe):

      __________________________________________________________________________
      __________________________________________________________________________

      __________________________________________________________________________
      __________________________________________________________________________

II.   Potential Conflicts
1. Describe any beneficial interest that you (or any accounts attributed to you) currently have in the security described in Section I.1 above or any related securities.

        Account    Issuer and Security     #Units    Date Acquired    Cost



2. Describe generally any interest that any account(s) managed by you currently have in the security described above or any related securities.

3. Describe any personal or professional relationship you may have with the issuer of the security described in I above, its officers, directors, controlling persons or affiliates.

4. If the proposed transaction involves the sale for your own (or an attributed) account of securities held in one or more client accounts managed by you, explain why you believe it is appropriate for you to sell that security when the client is not.

5. If the proposed transaction involves the sale for your own (or an attributed) account of securities held in one or more client accounts managed by you, give transaction details (account(s), units, date acquired, cost) of any client accounts which have acquired the security within the last 14 days.

6. If the proposed transaction involves the purchase for your own (or an attributed) account of a security which is eligible for purchase by one or more client accounts that you manage, explain why you believe this security is not appropriate for inclusion in the client's portfolio.

7. If the proposed transaction involves a purchase or sale by you of a security in an industry (or, for country analysts, a country) you follow in your capacity as a research analyst, explain why you have not recommended such security for purchase or sale, as applicable, by a client account.

8. Describe any potential conflict of interest presented by the proposed transaction that has not been described above.

9. To the best of your knowledge, is any client a co-investor or co-partner with you in this venture or does any client have a pre-existing interest or propose to invest in this venture?

10. Describe how this investment opportunity came to your attention and any personal or professional relationship you may have to any underwriter or placement agent for the transaction.

III.  Certification

      I hereby certify that the foregoing information is correct and complete to the best of my knowledge.

                                                         _______________________
                                                                signature

IV.   Approval by Supervisor (TO BE OBTAINED PRIOR TO SUBMISSION FOR
      PRECLEARANCE):

      (applicable only for: (a) Portfolio Managers and research analysts desiring to purchase or sell a private placement holding or hedge fund holding, (b) research analysts purchasing/selling a security in an industry/country they cover, or (c) any Investment Personnel involved in a contemplated client purchase of a security of an issuer in the event that such Investment Personnel also holds a privately placed security of such issuer.)

      ____________________________                      ________________________
      date and time of approval                   BY:
                                                        Supervisor's Name:
                                                        Ext.:

V.    To be completed by Pre-clearance Officer

Approval

                  [ ] Purchase described above is:           [ ]  Approved
The proposed      [ ] Sale                                   [ ]  Disapproved.


_____________________________                      _____________________________
date and time of approval                            Reviewer

[ ] The proposed transaction has been discussed with the following investment supervisory personnel:

      __________________________________________________________
                                 names

      Reviewer analysis:

SAMPLE

                                                                   FORM 4-1/1/02

Complete Form on Zurich Scudder Intranet

         ANNUAL ACKNOWLEDGEMENT OF OBLIGATIONS UNDER THE CODE OF ETHICS

_________________________________   ________________   _________   ______________________________________   _______   ____________
Applicant's Name (print clearly)    Employee Number    Dept Code   Employee Type                            Office    Extension
                                                                   (i.e. Employee, Access Person,
                                                                   Investment Personnel, Portfolio Mgr.)

1.    CODE OF ETHICS

      I have read/reread the "Code of Ethics" including the material on "Personal Investments" (Code of Ethics, Part 2) and "Gifts, Entertainment and Political Contributions," (Code of Ethics, Part 6) and attachments thereto and understand them and recognize that I am subject to them. Further, I have disclosed or reported all personal transactions required to be disclosed or reported pursuant to the requirements of the Code and I certify that I complied with the provisions of the Code of Ethics applicable to me over the past year.

      (A)   CHECK THE APPROPRIATE STATEMENT (CHECK ONLY ONE):

            [ ] I am not an access person, investment personnel or portfolio manager; or

            [ ] I have arranged for provision to the Legal Department of a complete report of all my holdings information in the form of duplicate account statements for all of my covered accounts. I have disclosed the existence of all brokerage accounts to the Legal Department, and have filed Affiliated Person Letters (Form 5) for each account directing that duplicate confirms and account statements be forwarded to the Legal Department. (Holdings of direct obligations of the U.S. Government, shares of open-end investment companies (mutual funds), bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, are not required to be reported to the Legal Department); or

            [ ] I have not arranged for provision to the Legal Department of all of my holdings, so I have submitted a supplemental report of all current holdings which the Legal Department has not thus far received, concurrently herewith (Use Form 9 to list additional holdings not on file with the Legal Department); or

            [ ] I am an Access Person, Investment Personnel or Portfolio Manager who has no holdings and no bank/broker/dealer accounts.

            (B) The following is a complete list of all brokerage accounts that contain holdings wherein I have a Beneficial Interest:

                ACCOUNT NUMBER                            BROKER NAME

      __________________________________      __________________________________
      __________________________________      __________________________________
      __________________________________      __________________________________
      __________________________________      __________________________________

2.    INSIDER TRADING

      I have read/reread Code of Ethics, including the Material on Insider Trading (Code of Ethics, Part 3). I understand and agree to conform with the policies and procedures set forth in it.

3.    OTHER CODE PROVISIONS

      I have read/reread Code of Ethics including the material on "Conflicts of Interest," (Code of Ethics, Part 1) "Confidentiality," (Code of Ethics,
      Part 4) "Proprietary Rights of the Firm," (Code of Ethics, Part 5) "Fiduciary and Corporate Activities," (Code of Ethics, Part 7) "External Communications," (Code of Ethics, Part 8) "Reporting Apparent Violations," (Code of Ethics, Part 9) and "Condition of Employment or Service," (Code of Ethics, Part 10) understand them and agree to comply with their content and spirit.

4.    POLITICAL CONTRIBUTIONS

      I have not made any political contributions in connection with obtaining or maintaining advisory contracts to governmental entities.

5.    EMPLOYEE COMPLIANCE QUESTIONNAIRE

      I have read/reread the Compliance Questionnaire regarding disciplinary, legal, or administrative matters. There have been no changes to answers that I have previously reported.

6.    FIRMWIDE SECURITY POLICIES

      I have read/reread the Firm Wide Security Policies, including the material on User Responsibilities for Security. I understand and agree to conform with the policies and procedures set forth in it.


__________________                                ______________________________
Date                                                         Signature

SAMPLE                                                             FORM 5-1/1/02

Return Completed Form To: Chelsa Cruz (NY)/ x63976 / Facsimile Number:
212-486-9281

                    FORM 407/3050: AFFILIATED PERSONS LETTER
(A separate form must be used to supply information for each brokerage account.)

[ ] I have completed Personal Securities Holdings Report (Form 9)

ACCOUNT NAME:*                         _________________________________________

EMPLOYEE'S OFFICE LOCATION:            _________________________________________

EMPLOYEE'S EXTENSION                   _________________________________________

EMPLOYEE DESIGNATION / DEPT NUMBER:    _________________________________________
(i.e. Employee, Access Person,
Invest. Personnel, Port. Mgr.)

EMPLOYEE ID NUMBER:                    _________________________________________

BROKER (Company Name):                 _________________________________________

CONTACT AT BROKER:                     _________________________________________

MAILING ADDRESS (Broker):              _________________________________________
                                       City               State           Zip


FAX NUMBER OF BROKER:                  _________________________________________

TELEPHONE NUMBER OF BROKER:            _________________________________________

ACCOUNT NUMBER:                        _________________________________________

ADDITIONAL NAMES ON ACCOUNT:           _________________________________________
(if any)

*If this form is being used to complete information regarding the account of a spouse or relative of a Scudder employee, please supply the account name above and information regarding the Scudder employee below:

      Employee Name:                   _________________________________________
      Office Location:                 _________________________________________
      Employee Number:                 _________________________________________
      Department Number:               _________________________________________

SAMPLE                                                             FORM 6-1/1/02
Return To: Chelsa Cruz - NY/24


                           GIFT AND ENTERTAINMENT FORM

1)    _____________________________             2)   ___________________________
           Name of Employee                          Provider / Receiver of gift
                                                             (circle one)

3)    GIFT / BUSINESS MEAL / ENTERTAINMENT
                 (circle one)

4)    ___________________________________
      Date of gift / entertainment

5) Description of gift / entertainment (include restaurant name, address, business reason, etc.):

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________


6)    Other attendees (if any)                         7)   $___________________
                                                            Approximate value of
      ___________________________________                   gift / entertainment

      ___________________________________

      ___________________________________

8) I attest that the gift and/or entertainment activity listed above complies with all company rules and regulations concerning giving and receiving gifts.

      ___________________________________               ________________________
         Employee                                          Date

      Reminder: This form must be submitted within ten business days of the activity, gift, etc.

                                    APPROVAL

      ___________________________________               ________________________
             Supervisor                                    Date
      (Must be a Senior Vice President or Managing Director)

Comments of Legal Department:

SAMPLE                                                             FORM 7-1/1/02

RETURN TO: Pat Fiore - NY/24

                  REQUEST FOR APPROVAL OF FIDUCIARY, CORPORATE
                           OR OTHER OUTSIDE ACTIVITY

FROM:  _____________________    _______________   _________  ______    _________
       Applicant's Name         Employee Number   Extension  Office    Dept Code

1. I believe that the activity described below is not in conflict with the interests of the firm or its clients and I request that it be approved.

2.    ACTIVITY (check one and include the start date of the Activity)*

      [ ] Trustee   ____________             [ ] Business Consultant  __________
      [ ] Executor  ____________             [ ] Director  ____________
      [ ] Custodian ____________             [ ] Other (describe)_______________
      [ ] Power of Attorney (over investments) __________

3.    NAME OF TRUST, ESTATE, ACCOUNT, CORPORATION OR OTHER ENTITY

4.    TIMING/STATUS (check one)             [ ] I am currently serving.
                                            [ ] I anticipate serving. (Must be
                                            reviewed and reapproved when
                                            actual service begins.)

5. SALIENT FACTS (relationship, nature of duties, client status and any facts indicating possible conflict or lack thereof):

6.    ASSIGNMENT STATUS (check one)
               [ ] I hereby assign any income from this activity to the firm.
               [ ] I believe any income should appropriately be retained by me.
               [ ] No income is expected from this activity.

__________________                              ________________________________
Date                                            Signature


The above activity is approved. It is/is not (circle one) to be considered subject to the firm's standard indemnification. The firm reserves the right to withdraw this approval at any time.

__________________                          By _________________________________
Date                                           On Behalf of the Ethics Committee

Comments:

*If applicable, I have filled out Form 5 for the account(s) I oversee.

SAMPLE                                                             FORM 8-1/1/02

Complete Form on Zurich Scudder Intranet

                    ANNUAL REVIEW OF PERSONAL ACTIVITIES FORM

_________________________________   ________________   _________   ______________________________________   _______   ____________
Applicant's Name (print clearly)    Employee Number    Dept Code   Employee Type                            Office    Extension
                                                                   (i.e. Employee, Access Person,
                                                                   Investment Personnel, Portfolio Mgr.)

As required annually of all members of Zurich Scudder Investments and its affiliated corporations, please indicate all fiduciary, corporate and outside relationships, positions and responsibilities. Below you are asked to refer to Code of Ethics, Part 7 where your reporting obligations are examined in greater detail. This report includes all activities covered in Code of Ethics, Part 7 whether or not previously authorized by the firm.

IF NECESSARY, ATTACH EXTRA SHEETS FOR CATEGORIES REQUIRING LENGTHY ANSWERS AND USE HEADING AS OUTLINED BELOW.

1. EXECUTORSHIPS*: (including those in which you are currently serving and all known future appointments as Executor.)

                                             CLIENT            AUTHORIZED
                                            OF FIRM              BY FIRM
ESTATE                                       YES/NO              YES/NO



*Reporting unnecessary if position held with respect to the estate of one's spouse or parent.

2.    TRUSTEESHIPS:     (including T-1, T-10 and Scudder Directed Trusts
                        (Internal Trusts)* and other client Trusteeships and all known future appointments as Trustee.)

                                        CLIENT OF FIRM        AUTHORIZED BY FIRM
TRUST TITLE                                 YES/NO                  YES/NO



* Please indicate under Section 2 the account numbers of any INTERNAL TRUSTS WITH WHICH YOU ARE ASSOCIATED.

3.    CUSTODIANSHIPS *

                                 RELATIONSHIP              AUTHORIZED BY FIRM*
NAME OF MINOR                    TO CUSTODIAN                    YES/NO



*Reporting unnecessary in the case of members of one's family

4.    DIRECTORSHIPS*                   AUTHORIZED   YEAR                    ARE FEES
                          NAME OF      BY FIRM      FIRST     ESTIMATED     TURNED OVER
                        ORGANIZATION   YES/NO       ELECTED   ANNUAL FEES   TO FIRM?



*Other than Zurich Scudder Funds or affiliated corporations.

5.    BUSINESS CONSULTING POSITIONS

                                 AUTHORIZED   YEAR       ESTIMATED   ARE FEES
                                 BY FIRM      FIRST      ANNUAL      TURNED OVER
CORPORATION OR INSTITUTION       YES/NO       RETAINED   FEES



6. PUBLIC AND CHARITABLE POSITIONS - Describe position and organization briefly. Also indicate whether authorized by the Firm or not.

7. POWERS OF ATTORNEY OVER INVESTMENTS - Describe position briefly. Also indicate whether authorized by the Firm or not.

8. OUTSIDE ACTIVITIES - For additional information about rules applicable to outside activities refer to Code of Ethics - Part 7 on Fiduciary and Corporate Activities.

__________________                              ________________________________
   Date                                                     Signature
(Attach extra sheets if needed)

SAMPLE      PERSONAL SECURITIES HOLDINGS REPORT / FORM #9                 1/1/02
COMPLETE FORM ON ZURICH SCUDDER INTRANET

--------------------------------------------------------------------------------
Employee Name                           Dept Name & Number
              ------------------------                     ---------------------
                          (print)

Employee Number
                ----------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Ticker Symbol    Issuer/Company    Security Type    Principal    Number of       Name of       Account Number     Name in which
 (or CUSIP)                                          Amount       Shares      Broker/Dealer                      Security Acct.
 Mutual Fund                                                                     or Bank                             Is Held
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I certify that the securities listed above and/or the holdings statements attached reflect all my Reportable Securities holdings as of the date I submit this Form.

[ ]   I currently have no Reportable Securities holdings to report.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.


                        SIGNATURE                          DATE
                                  ------------------------      ----------------

SAMPLE               PERSONAL SECURITIES HOLDINGS REPORT /
FORM #9                                                                1/1/02
COMPLETE FORM ON ZURICH SCUDDER INTRANET

Employee Name_________________________ Dept. Name & Number______________________
                              (print)                                    (print)
Employee Number ______________________


                                  SCUDDER FUNDS

                                 CODE OF ETHICS

As of April 5, 2002

      While affirming its confidence in the integrity and good faith of all of its officers and directors (references to a "director" apply to a trustee if the Fund is a business trust), the Fund recognizes that the knowledge of present or future portfolio transactions and/or, in certain instances, the power to influence portfolio transactions which may be possessed by certain of its officers or directors, could place such individuals, if they engage in personal securities transactions, in a position where their personal interests may conflict with that of the Fund. In view of this and of the provisions of Rule 17j-1(b) under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund has determined to adopt this Code of Ethics to specify and prohibit certain types of personal securities transactions that may create conflicts of interest and to establish reporting requirements and enforcement procedures.

      This Code is divided into three parts. The first part contains provisions applicable to officers and directors who are also either officers, directors or employees of Deutsche Investment Management Americas Inc. (or an affiliate thereof), which is the investment adviser to the Fund (the "Adviser"); the second part pertains to directors and honorary directors unaffiliated with the Adviser; and the third part contains record-keeping and other general provisions.

      The Adviser imposes stringent reporting requirements and restrictions on the personal securities transactions of its personnel. The Fund has determined that the high standards established by the Adviser may be appropriately applied by the Fund to its officers and those of its directors who are affiliated with the Adviser and, accordingly, may have frequent opportunities for knowledge of and, in some cases, influence over, Fund portfolio transactions.

      In the experience of the Fund, directors and honorary directors who are unaffiliated with the Adviser have comparatively less current knowledge and considerably less influence over specific purchases and sales of securities by the Fund. Therefore, this Code contains separate provisions applicable to unaffiliated directors.

I. RULES APPLICABLE TO FUND OFFICERS AND DIRECTORS EMPLOYED BY THE ADVISER OR BY AN AFFILIATE THEREOF.

      A. Incorporation of Codes of Ethics of Zurich Scudder Investments, Inc. and Deutsche Asset Management

            (1) All parts of the Code of Ethics of Zurich Scudder Investments, Inc. (the "ZSI Code"), which is attached as Appendix A hereto, other than Part 5, Part 7 and

SAMPLE               PERSONAL SECURITIES HOLDINGS REPORT /
FORM #9                                                                1/1/02
COMPLETE FORM ON ZURICH SCUDDER INTRANET

Employee Name_________________________ Dept. Name & Number______________________
                              (print)                                    (print)
Employee Number ______________________


            Part 8, are hereby incorporated herein by reference as the Fund's Code of Ethics applicable to officers and directors of the Fund who, on or before April 5, 2002, were officers, directors or employees of ZSI or an affiliate thereof.

            (2) Compliance with Parts 1-4, 6, 9 and 10 of the ZSI Code is deemed to satisfy the reporting and compliance requirements of the Fund's Code. A violation of any of these Parts of the ZSI Code shall constitute a violation of the Fund's Code.

            (3) All parts of the Code of Ethics of Deutsche Asset Management (the "DeAM Code"), which is attached as Appendix B hereto, except
            Part VI, are hereby incorporated herein by reference as the Fund's Code of Ethics applicable to officers and directors of the Fund who, on or before April 5, 2002, were officers, directors or employees of DeAM or an affiliate thereof.

            (4) Compliance with Parts I-V and VII-VIII of DeAM's Code of Ethics is deemed to satisfy the reporting and compliance requirements of the Fund's Code. A violation of these parts of DeAM's Code of Ethics shall constitute a violation of the Fund's Code.

            (5) The ZSI Code and DeAM Code will be referred to herein as the Adviser's Codes of Ethics.

      B.    Reports.

            (1) Officers and directors of the Fund who are also officers, directors or employees of the Adviser shall file the reports required under the Adviser's Codes of Ethics, as applicable, with a Fund officer designated from time to time by the board of directors to receive such reports or with such Fund officer's designee (the "Review Officer").

            (2) The Review Officer shall submit all of his/her reports with respect to his/her personal holdings and personal securities transactions to an individual designated to receive his/her reports ("Alternate Review Officer"), who shall act in all respects in the manner prescribed herein for the Review Officer.

            (3) A report filed with the Review Officer (or in the case of a report of the Review Officer, with the Alternate Review Officer) shall be deemed to be filed with each of the registered investment companies sponsored and/or managed by the Adviser of which the reporting individual is an officer or director.

SAMPLE               PERSONAL SECURITIES HOLDINGS REPORT /
FORM #9                                                                1/1/02
COMPLETE FORM ON ZURICH SCUDDER INTRANET

Employee Name_________________________ Dept. Name & Number______________________
                              (print)                                    (print)
Employee Number ______________________


      C.    Review.

            (1) The Review Officer shall compare the reported personal holdings and personal securities transactions with completed and contemplated portfolio transactions of the Fund to determine whether a violation of this Code may have occurred. Before making any determination that a violation has been committed by any person, the Review Officer shall give such person an opportunity to supply additional explanatory material.

            (2) If the Review Officer determines that a violation of this Code has or may have occurred, he/she shall submit his/her written determination, together with the reports and any additional explanatory material provided by the individual to the Deutsche Asset Management Compliance Department (the "Compliance Department"), who shall make an independent determination of whether a violation has occurred.

      D.    Sanctions.

            (1) If the Compliance Department finds that a violation has occurred, it shall impose upon the individual such sanctions as deemed appropriate and, if the violation or the sanction is deemed material, shall report the violation and the sanction imposed to the board of directors of the Fund. The sanctions that may be imposed hereunder include, without limitation, reversing the improper personal securities transaction and/or disgorging any profit realized, censure, imposition of restrictions on personal trading, fines, and/or termination of employment.

            (2) No person shall participate in a determination of whether he/she has committed a violation of the Code or of the imposition of any sanction against himself/herself. If a securities transaction of a member of the Compliance Department is under consideration, the remaining members of the Compliance Department shall make the determination of whether a violation has occurred and any sanction.

II.   RULES APPLICABLE TO UNAFFILIATED DIRECTORS AND HONORARY DIRECTORS.

      A.    Definitions.

            (1) "Beneficial ownership" shall be interpreted in the same manner as it would be under Rule 16a-1 (a)(2) under the Securities Exchange Act of 1934, as amended, except that the determination of direct or indirect beneficial ownership shall apply to all securities that an unaffiliated director has or acquires.

SAMPLE               PERSONAL SECURITIES HOLDINGS REPORT /
FORM #9                                                                1/1/02
COMPLETE FORM ON ZURICH SCUDDER INTRANET

Employee Name_________________________ Dept. Name & Number______________________
                              (print)                                    (print)
Employee Number ______________________


            (2) "Control" shall have the same meaning as that set forth in
            Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides in general that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.

            (3) "Derivative" means options, futures contracts, options on futures contracts, swaps, caps and the like, where the underlying instrument is a security, a securities index, a financial indicator, or a precious metal.

                  (4) "Disinterested director" means a director or honorary director of the Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

            (5) "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security.

            (6) "Security" shall have the same meaning as that set forth in
            Section 2(a)(36) of the 1940 Act (in effect, all securities), except that it shall not include direct obligations of the United States Government, bankers' acceptances, bank certificates of deposit, commercial paper, other high quality short-term debt instruments, including repurchase agreements, and shares issued by registered open-end investment companies. The term "security" includes any separate security which is convertible into, exchangeable for or which carries a right to purchase a security and also includes derivatives.

            (7) "Unaffiliated director" means, for purposes of this Code, a director or honorary director of the Fund who is not a director, officer or employee of the Adviser, DeAM or an affiliate thereof.

      B.    Prohibited Purchases and Sales.

            No unaffiliated director shall purchase or sell, directly or indirectly, any security with respect to a security in which he/she has or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his/her actual knowledge at the time of such purchase or sale:

            (1) is being considered for purchase or sale by the Fund or the Adviser, or was being so considered, within the most recent 15 days; or

            (2) is being purchased or sold by the Fund or was purchased or sold by the Fund within the most recent 15 days.

SAMPLE               PERSONAL SECURITIES HOLDINGS REPORT /
FORM #9                                                                1/1/02
COMPLETE FORM ON ZURICH SCUDDER INTRANET

Employee Name_________________________ Dept. Name & Number______________________
                              (print)                                    (print)
Employee Number ______________________



            A security will be deemed "being considered for purchase or sale" when a recommendation formulated by the Adviser to purchase or sell a security has been communicated to a Fund portfolio manager.

      C.    Preclearance.

            Unaffiliated directors are not generally required to preclear their personal trades. In the event any such director has, however, within the 15 days prior to the personal trade he/she is considering, learned about a specific security or company from a Fund officer or other person in a position to know about contemplated Fund transactions, preclearance with a Pre-Clearing Officer is required prior to trading such security or in any other security issued by such company.

      D.    Exempted Transactions.

            The Prohibitions of Section IIB and the procedures designated in
            Section IIC of this Code shall not apply to:

            (1) purchases or sales effected in any account over which the unaffiliated director has no direct or indirect influence or control;

            (2) purchases or sales which are non-volitional on the part of either the unaffiliated director or the Fund (that is, purchases which are part of an automatic dividend reinvestment plan, demutualizations, stock splits, stock gained from mergers or spin-offs, automatic tender offers or stock dividends);

            (3) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities to the extent such rights were acquired from such issuer (as opposed to the purchase or sale of such rights or the sale of securities received upon exercise of rights);

            (4) purchases or sales of securities which are not permitted to be held or acquired by the Fund, provided that the securities that are the subject of the transaction are not convertible or exercisable into securities which are permitted to be held or acquired by the Fund; and

            (5) purchases or sales previously approved and confirmed in writing by a Pre-Clearing Officer appointed from time to time by the Board for this purpose.

            If in doubt, directors should discuss their situations with the Review Officer prior to relying on one of the exceptions listed above.

SAMPLE               PERSONAL SECURITIES HOLDINGS REPORT /
FORM #9                                                                1/1/02
COMPLETE FORM ON ZURICH SCUDDER INTRANET

Employee Name_________________________ Dept. Name & Number______________________
                              (print)                                    (print)
Employee Number ______________________


      E.    Reporting.

            (1) Unaffiliated but not Disinterested Directors. Every unaffiliated director who is not a disinterested director shall file with the Review Officer, or his/her designee, a quarterly transaction report containing the information described in Section IIE(3) of this Code with respect to transactions in any security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, whether or not one of the exemptions listed in IID applies; provided, however, that no person shall be required to make a report with respect to (a) non-volitional transactions of the type described above or (b) transactions effected for any account over which such person does not have any direct or indirect influence or control. Each such director shall also file with the Review Officer, or his/her designee, the holdings reports containing the information described in Section IIE(6) below.

            (2) Disinterested Directors. Disinterested directors do not need to report personal security transactions or personal holdings. However, every disinterested director shall file with the Review Officer, or his/her designee, a quarterly transaction report containing the information described in Section IIE(3) of this Code with respect to transactions in any security in which such disinterested director has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, whether or not one of the exemptions listed in Section IID applies, if such director at the time of that transaction, knew or, in the ordinary course of fulfilling his/her official duties as a director of the Fund, should have known that, during the 15-day period immediately preceding or after the date of the transaction by the director: (i) such security was purchased or sold by the Fund; or (ii) such security was being considered for purchase or sale by the Fund or the Adviser or DeAM; provided, however, that in any case, a disinterested director shall not be required to make a report with respect to (a) non-volitional transactions of the type described above or (b) transactions effected for any account over which such person does not have any direct or indirect influence or control.

            (3) Every quarterly transaction report shall indicate the date it was submitted and be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. Attachment A shall be used to report transactions required to be reported pursuant hereto.

            (4) Every report concerning a purchase or sale, including those prohibited under Section IIB hereof, with respect to which the reporting person relies upon one of the exemptions provided in
            Section IID shall contain a brief statement of the exemption relied upon and the circumstances of the transaction.

SAMPLE               PERSONAL SECURITIES HOLDINGS REPORT /
FORM #9                                                                1/1/02
COMPLETE FORM ON ZURICH SCUDDER INTRANET

Employee Name_________________________ Dept. Name & Number______________________
                              (print)                                    (print)
Employee Number ______________________


            (5) Within ten (10) days of commencing service as a director, each unaffiliated director who is not disinterested must report all holdings of securities in which he/she has beneficial ownership (use Attachment B). These directors must file such reports even if they have no holdings.

            (6) Any transaction or holdings report may contain a statement that the report shall not be construed as an admission by the person making such report that he/she has any direct or indirect beneficial ownership in the security to which the report relates.

            (7) Annually, all directors shall also submit an "Annual Acknowledgement of Obligations Under the Fund's Code of Ethics" (use Attachment C) within 30 days of such report being requested from a director by the Review Officer or his/her designee.

      F.    Review.

            (1) The Review Officer or his/her designee shall compare the reported personal holdings and personal securities transactions with completed and contemplated portfolio transactions of the Fund to determine whether any transactions ("Reviewable Transactions") listed in Section IIB may have occurred.

            (2) If a Reviewable Transaction may have occurred, the Review Officer shall submit the report and pertinent information concerning completed or contemplated portfolio transactions of the Fund to counsel for the unaffiliated directors and, in the event the unaffiliated directors do not have their own counsel, counsel to the Fund. Such counsel shall determine whether a violation of this Code may have occurred. Before making any determination that a violation has been committed by an unaffiliated director, such counsel shall give such person an opportunity to supply additional information regarding the transaction in question.

      G.    Sanctions.

            If such counsel determines that a violation of this Code has occurred, such counsel shall so advise a committee consisting of the unaffiliated directors, other than the person whose transaction is under consideration, and shall provide the committee with the report, the record of pertinent actual or contemplated portfolio transactions of the Fund and any additional material supplied by such person. The committee, at its option, shall either impose such sanction as it deems appropriate or refer the matter to the board of directors, which shall impose such sanctions as are deemed appropriate. The sanctions that may be imposed hereunder include, without

SAMPLE               PERSONAL SECURITIES HOLDINGS REPORT /
FORM #9                                                                1/1/02
COMPLETE FORM ON ZURICH SCUDDER INTRANET

Employee Name_________________________ Dept. Name & Number______________________
                              (print)                                    (print)
Employee Number ______________________


            limitation, reversing the improper personal securities transaction and/or disgorging any profit realized, censure, imposition of restrictions on personal trading and fines.

III.  MISCELLANEOUS.

      A.    Amendments to Fund's and Adviser's Codes of Ethics.

            Any material amendments to this Code shall be approved by the board of directors of the Fund. Any amendment to the parts of the Adviser's Codes of Ethics incorporated herein shall be deemed an amendment to Section IA of this Code provided that any material amendment to any part of the Adviser's Codes of Ethics incorporated herein must be approved by the board of directors of the Fund within six (6) months of the change.

      B.    Annual Report.

            The Review Officer, his/her designee or the Alternate Review Officer shall report annually to the board of directors concerning issues arising under this Code or existing procedures and any material changes to those procedures, as well as any material violations and sanctions imposed during the past year which related to the Fund. Such report shall be in writing and include any certification required by law. Such report may be made jointly with the report provided by the Adviser pursuant to the Adviser's Code or, if made separately, need not duplicate information provided in the Adviser's report.

      C.    Records.

            The Fund shall maintain records in the manner and to the extent set forth below, which records may be maintained on microfilm or such other medium permitted under Rule 31a-2(f) under the 1940 Act and shall be made available for examination by representatives of the Securities and Exchange Commission.

            (1) A copy of this Code and any other code which is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place;

            (2) A record of any violation of such code(s) of ethics and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs;

SAMPLE               PERSONAL SECURITIES HOLDINGS REPORT /
FORM #9                                                                1/1/02
COMPLETE FORM ON ZURICH SCUDDER INTRANET

Employee Name_________________________ Dept. Name & Number______________________
                              (print)                                    (print)
Employee Number ______________________


            (3) A copy of each report made by an officer or director pursuant to such code(s) of ethics, including any information provided in lieu of such reports, shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made or the information is provided, the first two years in an easily accessible place;

            (4) A list of all persons who are, or within the past five years have been, required to make reports pursuant to such code(s) of ethics shall be maintained in an easily accessible place;

            (5) A list of names of all persons who are, or within the past five years, have been responsible for reviewing any transaction or holdings reports filed pursuant to such code(s) shall be maintained in an easily accessible place; and

            (6) A copy of each report made to the board of directors pursuant to such code(s) shall be maintained for at least five (5) years after the end of the fiscal year in which it was made, the first two (2) years in an easily accessible place.

            (7) A record of any decision, and the reasons supporting the decision, to approve the acquisition by Investment Personnel (as such term is defined in Rule 17j-1(a)(7)) of securities under paragraph (e) of Rule 17j-1 for at least five (5) years after the end of the fiscal year in which the approval is granted.

      D.    Confidentiality.

            All reports of securities transactions and any other information filed with the Fund pursuant to this Code shall be treated as confidential, except as otherwise provided herein.

      E.    Interpretation of Provisions.

            The board of directors may from time to time adopt such interpretations of this Code as it deems appropriate.

ATTACHMENT A

                                                                    CONFIDENTIAL

                        QUARTERLY PERSONAL TRADING REPORT

                                                              , 20
          ----------------------------------------------------     -------
                                [quarter & date]

----------------------------------------------------
                Print Name

The form on the next page discloses for the quarterly period above all acquisitions and dispositions noted in the definition of "Reportable Transactions" below.

                            ----------------------------------------------------
                                    Signature                Date

*REPORTABLE TRANSACTIONS are all acquisitions or dispositions (e.g., exercise of rights, receipt of a gift), regardless of size, in securities or derivatives (including futures & options), except transactions in (a) direct obligations of the U.S. Government, (b) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements and (c) shares of registered open-end investment companies (mutual funds). Non-volitional transactions are not required to be reported. The following types of transactions will be deemed non-volitional: stock splits, automatic tender offers, stock gained from mergers or spin-offs, stock dividends, demutualizations and purchases which are part of an automatic dividend reinvestment plan.

SALES OR OTHER DISPOSITIONS

    Security Type   Units    Ticker/   Issuer/   Trade   Price  Principal      Broker/      Acct #   Interest  Maturity   Gift/
                             Cusip     Company    Date          Amount     Dealer/Bank(1)             Rate(2)   Date(2)  AIP/NBI(3)
    -------------   -----    -----     -------    ----   -----  ------     --------------  -------    -------   -------  ----------



PURCHASES OR OTHER ACQUISITIONS

 Security Type   Units    Ticker/    Issuer/     Trade   Price   Principal     Broker/      Acct #  Interest  Maturity  Gift/
                          Cusip      Company     Date             Amount    Dealer/Bank(1)          Rate(2)   Date(2)   AIP/NBI(3)
 ------------    -----    -----      -------     ----    -----    ------    --------------  ------  -------   -------   ----------


DID YOU ESTABLISH ANY INVESTMENT ACCOUNTS (I.E., BROKER/DEALER/BANK) THIS QUARTER? IF SO INSERT THE FOLLOWING INFORMATION BELOW:

NAME OF BROKER, DEALER OR BANK WHERE ACCOUNT WAS ESTABLISHED
                                                            -------------------
ACCOUNT NUMBER
              -----------------------------------------------------------------
DATE ACCOUNT WAS OPENED
                       --------------------------------------------------------
FOOTNOTES

(1) If you have made a direct issuer trade (i.e. traded directly with the company) enter N/A in this column.

(2) For Fixed Income securities only.

(3) Indicate here if transaction is a Gift, Automatic Investment Plan (AIP), or No Beneficial Ownership (NBI-you claim that you do not have any direct or indirect beneficial ownership in such transactions).

NOTE: Use additional forms if necessary to report all transactions.

ATTACHMENT B

PERSONAL SECURITIES HOLDINGS REPORT

RETURN TO: GLORY EKPE - 345 PARK AVENUE, NY, NY 10154

Name____________________________________________
                                    (print)

 SYMBOL        ISSUER/COMPANY   SECURITY TYPE  PRINCIPAL AMT.  NUMBER OF       NAME OF     ACCOUNT NUMBER     NAME IN WHICH
(OR CUSIP)                                                      SHARES     BROKER/DEALER                      SECURITY/ACCT.
                                                                              OR BANK                           IS HELD
----------     --------------   -------------  -------------    --------      -------      --------------       -------




THE UNDERSIGNED DOES NOT BY THIS REPORT ADMIT THAT HE/SHE HAS ANY DIRECT OR INDIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES LISTED.

[ ] I CERTIFY THAT THE SECURITIES LISTED ABOVE AND/OR THE HOLDINGS STATEMENTS ATTACHED REFLECT ALL MY REPORTABLE SECURITIES HOLDINGS AS OF A DATE NOT EARLIER THAN 30 DAYS PRIOR TO THE DATE OF MY SUBMISSION OF THIS REPORT.

[ ] I CURRENTLY HAVE NO REPORTABLE SECURITIES HOLDINGS TO REPORT.

NOT ALL SECURITIES ARE REQUIRED TO BE REPORTED. REPORTABLE SECURITIES HOLDINGS DO NOT INCLUDE DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, SHARES OF OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS), BANKERS' ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, INCLUDING REPURCHASE AGREEMENTS.

                            --------------------------         -------------
                                   SIGNATURE                        DATE

ATTACHMENT C

RETURN COMPLETED FORM TO:  GLORY EKPE/345 PARK AVENUE, NY, NY, 10154

      ANNUAL ACKNOWLEDGEMENT OF OBLIGATIONS UNDER THE FUND'S CODE OF ETHICS

-------------------------------------------
                  Name (print clearly)



CODE OF ETHICS

      I understand that my signature below means that I have read/reread and understand the Fund's Code of Ethics. Further, I have reported all personal holdings and transactions required to be reported pursuant to the requirements of the Code and have complied with the provisions of the Code of Ethics applicable to me over the past year and will continue to comply with such provisions.

II.   CHECK THE APPROPRIATE STATEMENTS:

      (a) [ ] I am a Disinterested Director and thus not required to provide duplicate account statements or disclose the existence of brokerage accounts; or

      (B)   [ ] I am an Unaffiliated but not a Disinterested Director:

            (1) The following is a complete list of all broker, dealer or bank accounts that contain holdings wherein I have beneficial ownership:

                           ACCOUNT NUMBER               BROKER NAME

                        _____________________        ___________________
                        _____________________        ___________________
                        _____________________        ___________________

                                       and

            (2) [ ] I have arranged for provision of a complete report of all my holdings information in the form of duplicate account statements for all of my covered accounts. (Holdings of direct obligations of the U.S. Government, shares of open-end investment companies (mutual funds), bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, are not required to be reported); or

            (3) [ ] I have not arranged for provision of all of my holdings, so I have submitted a supplemental report of all current holdings concurrently herewith (Use Attachment B to list additional holdings not on file).



-----------------------------   -------------------------
Signature                       Date